UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 24, 2020 (November 23, 2020)

THE GOLDFIELD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (321) 724-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	GV	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.      Entry into a Material Definitive Agreement.

On November 23, 2020, The Goldfield Corporation, a Delaware corporation (“Goldfield” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, FR Utility Services, Inc., a Delaware corporation (“FR Utility”), and FR Utility Services Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of FR Utility (“Acquisition Sub”). A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The Company’s board of directors (the “Company Board”) has unanimously approved the Offer (as defined below), the Merger Agreement and the consummation of the transactions contemplated thereby (the “Transactions”). FR Utility and Acquisition Sub are subsidiaries of First Reserve Fund XIV, L.P. (“First Reserve”).

Offer and Merger. Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, as promptly as practicable and in any event within 10 business days after the date of the Merger Agreement, Acquisition Sub will commence a tender offer (the “Offer”) to purchase (subject to the Minimum Tender Condition (as defined below) and other customary conditions) all of the outstanding shares of common stock, $0.10 par value per share, of the Company (the “Company Shares”), at a price per share of $7.00, net to the seller in cash, without interest and less any applicable withholding taxes (such amount, or any other amount per share paid in the Offer in accordance with the Merger Agreement, the “Per Share Amount”). The Merger Agreement also provides that, as soon as practicable following the consummation (as defined in Section 251(h) of the Delaware General Corporation Law (the “DGCL”)) of the Offer upon the terms and subject to the conditions set forth in the Merger Agreement, but in any event on the same day the Offer is consummated, Acquisition Sub will be merged with and into the Company (the “Merger”) pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of FR Utility. No vote of stockholders of the Company will be required in connection with the Offer or the Merger.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each Company Share (excluding any (i) Company Shares held in the treasury of the Company or owned by any direct or indirect wholly-owned subsidiary of the Company, (ii) Company Shares owned by FR Utility, Acquisition Sub or any direct or indirect wholly-owned subsidiary of FR Utility, and (iii) Company Shares held by stockholders who are entitled to and have preserved their appraisal rights under Section 262 of the DGCL) that is outstanding immediately prior to the Effective Time shall be cancelled, shall cease to exist, shall no longer be outstanding, and shall be converted into the right to receive, in cash, without interest, the Per Share Amount (the “Merger Consideration”).

Treatment of Outstanding Equity Awards. Pursuant to the terms of the Merger Agreement, immediately prior to the Effective Time, each outstanding Company Restricted Stock Unit (as defined in the Merger Agreement) will be accelerated and the holder thereof will be entitled to receive, for each share underlying such Company Restricted Stock Unit, the Merger Consideration.

Financing. The consummation of the Offer and the Merger are not subject to a financing condition.

Conditions to the Offer. The obligations of Acquisition Sub to accept for payment and pay for any Company Shares validly tendered and not validly withdrawn pursuant to the Offer are subject to the satisfaction of conditions specified in the Merger Agreement, including, in addition to certain other conditions, (i) that there shall have been validly tendered (excluding Company Shares tendered pursuant to guaranteed delivery procedures that have not yet been “received” by the “depository,” as such terms are defined in Section 251(h) of the DGCL) and not validly withdrawn that number of Company Shares that, when added to the Company Shares then beneficially owned by FR Utility and its affiliates, constitute at least a majority of the total number of then issued and outstanding Company Shares (the “Minimum Tender Condition”), (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) applicable to the Transactions, (iii) the accuracy of the Company’s representations and warranties in the Merger Agreement and its compliance with its covenants and obligations in the Merger Agreement, subject to certain exceptions, (iv) the absence of judgments or laws enjoining, restraining, prohibiting, preventing or making illegal the making of the Offer, the consummation of the Offer or the Merger or the other Transactions, and (v) the Inside Date (as defined in the Merger Agreement) shall have occurred.

Representations, Warranties and Covenants; Non-Solicitation. The Merger Agreement contains customary representations, warranties and covenants of the Company, FR Utility and Acquisition Sub. These covenants include an obligation of the Company, subject to certain exceptions, to and to cause its subsidiaries to, conduct operations in all material respects in the ordinary course of business for the period between the execution of the Merger Agreement and the earlier of (i) the Effective Time, or (ii) the date of termination of the Merger Agreement. Each of the Company, FR Utility and Acquisition Sub have also agreed to promptly make and effect all registrations, filings and submissions required to be made or effected by it pursuant to the HSR Act, the Securities Exchange Act of 1934, as amended, and other applicable legal requirements with respect to the Offer and the Merger. The Merger Agreement also requires the Company to and to cause its financial advisor, its subsidiaries and their respective officers and directors to, immediately cease and cause to be terminated any existing solicitation of, or negotiations or discussions with, any person relating to any Acquisition Proposal (as defined in the Merger Agreement) and restricts the Company’s ability to, among other things, solicit, initiate, or knowingly encourage or knowingly facilitate the inquiry, submission or announcement of, or participate or engage in any discussions or negotiations with respect to, an Acquisition Proposal or furnish any information to any third party in response to, or in a manner that would reasonably be expected to lead to, an Acquisition Proposal, subject to certain limited exceptions. The Merger Agreement also contains covenants that require, subject to certain limited exceptions, the Company Board to recommend that the stockholders of the Company accept the Offer and tender their Company Shares to Acquisition Sub in the Offer. However, subject to compliance with certain terms and conditions in the Merger Agreement, (i) in the event the Company Board receives a Superior Proposal (as defined in the Merger Agreement) the Company Board is permitted (x) to change its recommendation to the Company’s stockholders or (y) cause the Company to terminate the Merger Agreement to enter into such Superior Proposal, in each case, if the failure to take any such action would be inconsistent with the Company Board’s fiduciary duties under applicable law, and (ii) the Company Board is permitted to change its recommendation to the Company’s stockholders in response to an Intervening Event (as defined in the Merger Agreement), if the failure to take any such action would be inconsistent with the Company Board’s fiduciary duties under applicable law.

Termination; Termination Fees. The Merger Agreement also provides for certain termination rights for both the Company and FR Utility. Upon termination of the Merger Agreement under certain circumstances, the Company is obligated to pay FR Utility a termination fee equal to $5,654,000, including if the Merger Agreement is terminated (i) by FR Utility following a change of recommendation by the Company Board, (ii) by the Company to enter into a Superior Proposal or (iii) by FR Utility or the Company under specified circumstances, and, within twelve months following such termination, the Company or any of its subsidiaries consummates or enters into a definitive agreement with respect to an Acquisition Proposal, as is described in further detail in the Merger Agreement.

Under certain circumstances, FR Utility is obligated to pay the Company a termination fee equal to $10,439,000, including if the Merger Agreement is terminated by the Company after (i) FR Utility fails to perform its covenants or breaches its representations and warranties, and such uncured breach, inaccuracy or failure does, would or would reasonably be expected to, prevent, materially delay or materially impair FR Utility or Acquisition Sub from consummating the transactions contemplated by the Merger Agreement, or (ii) Acquisition Sub fails to consummate the Offer when all of the offer conditions have been satisfied or waived at the expiration of the Offer, the Company has delivered at least three business days prior written notice to Acquisition Sub to such effect, all of the tender offer conditions remain satisfied through such three business day period and the Offer Acceptance Time (as defined in the Merger Agreement) shall not have occurred by the end of such three business day period.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors and security holders with information regarding the terms of the Merger Agreement and are not intended to provide any other factual information about the Company, FR Utility, Acquisition Sub or their respective subsidiaries or affiliates. The representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors and may be subject to limitations agreed upon by the parties to the Merger Agreement, including being qualified by confidential disclosures made by the parties to each other. Such representations and warranties were used for the purpose of allocating risk between the parties to the Merger Agreement, rather than establishing matters of fact, and investors should not rely on the representations and warranties as characterizations of the actual state of facts or condition of the Company, FR Utility or any of their respective subsidiaries, affiliates or businesses.

Tender and Support Agreement

Concurrently with the execution of the Merger Agreement, the estate of former CEO John Sottile, in its capacity as a stockholder of the Company, entered into a Tender and Support Agreement with FR Utility and Acquisition Sub (the “Support Agreement”), pursuant to which it has agreed, among other things, and subject to the terms and conditions of the Support Agreement, to tender all of its Company Shares into the Offer, which, as of November 23, 2020, in the aggregate represents approximately 8.5% of the outstanding shares of the Company. The Support Agreement terminates upon the occurrence of certain events, including the termination of the Merger Agreement in accordance with its terms.

The foregoing description of the Support Agreement does not purport to be complete and is qualified in its entirety by the full text of the Support Agreement, the form of which is attached as Exhibit 99.1, and is incorporated herein by reference.

Item 8.01.      Other Events.

On November 24, 2020, the Company and First Reserve issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information

The tender offer for the outstanding common stock of Goldfield has not yet commenced. This document and any other materials referenced herein do not constitute an offer to purchase nor a solicitation of an offer to sell shares of Goldfield’s common stock. At the time the tender offer is commenced, Acquisition Sub will file a tender offer statement on Schedule TO and related materials, including an offer to purchase, a letter of transmittal and other offer documents, with the U.S. Securities and Exchange Commission (“SEC”), and Goldfield will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the tender offer. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT AND RELATED MATERIALS (INCLUDING THE OFFER TO PURCHASE AND LETTER OF TRANSMITTAL) AND THE SOLICITATION/RECOMMENDATION STATEMENT, AS THEY MAY BE AMENDED FROM TIME TO TIME, REGARDING THE TENDER OFFER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING THE VARIOUS TERMS OF, AND CONDITIONS TO THE TENDER OFFER, THAT SHOULD BE READ BEFORE MAKING A DECISION TO TENDER THE SHARES. These documents (once they become available) will be available free of charge on the SEC’s website at www.sec.gov. These materials may also be obtained by contacting the Company’s Investor Relations department at 1684 West Hibiscus Blvd., Melbourne, FL 32901 or the investor relations section of the Company’s website at https://ir.goldfieldcorp.com/.

Forward-Looking Statements

This report contains forward-looking statements, including, without limitation, statements relating to the expected benefits of the proposed transaction and the timing of the closing of the proposed transaction. Generally, forward-looking statements can be identified by non-historical statements and often include words such as “forecasts,” “potential,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future-looking or conditional verbs, such as “will,” “should,” “could,” “may,” “might,” “aims,” “intends,” “projects,” or similar words or phrases. You should not place undue reliance on these statements. These statements are based on current expectations, forecasts and assumptions of FR Utility and Goldfield that are subject to risks and uncertainties that could cause actual outcomes and results to differ materially from those statements. Risks and uncertainties include, among others, the risk that the conditions to the Offer or the Merger set forth in the Merger Agreement will not be satisfied or waived, including the receipt of regulatory clearances related to the Merger; uncertainties as to the timing of the Offer and subsequent Merger, including that the Offer and Merger will not close within the anticipated time periods, or at all; uncertainties as to how many Goldfield shareholders will tender their shares in the Offer; the risk that competing offers will be made; changes in either companies’ businesses during the period between now and the closing of the proposed transaction; the successful integration of Goldfield into FR Utility’s business subsequent to the closing of the proposed transaction; the risk that the strategic benefits, synergies or opportunities expected from the proposed transaction may not be realized or may take longer than expected to be realized; adverse reactions to the proposed transaction by employees, customers, vendors or strategic partners; dependence on key personnel and customers; management of growth and organizational change; risks associated with litigation; competitive actions in the marketplace; and regulatory actions or delays or government regulation generally, including potential regulatory actions or delays relating to the completion of the proposed transaction; as well as other factors detailed in Goldfield’s filings with the SEC, including Goldfield’s most recent quarterly Form 10-Q filing and Annual Report on Form 10-K for the year ended December 31, 2019, and those updated from time to time in Goldfield’s future reports filed with the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those set forth in the forward looking statements. There can be no guarantee that the proposed transaction described in this announcement will be completed on the currently proposed terms or at all at any particular time.

Item 9.01.      Financial Statements and Exhibits.

(d) Exhibit	Description of Exhibit

*2.1	Agreement and Plan of Merger, dated as of November 23, 2020, by and among FR Utility Services, Inc., FR Utility Services Merger Sub, Inc., and The Goldfield Corporation
99.1	Support Agreement, dated November 23, 2020, by and among FR Utility Services, Inc., FR Utility Services Merger Sub, Inc. and the stockholders of The Goldfield Corporation party thereto.
99.2	Joint Press Release of The Goldfield Corporation and FR Utility Services, Inc. dated November 24, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2020

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Name: Stephen R. Wherry
Title: Acting Co-Chief Executive Officer (Co-Principal Executive Officer) Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary